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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        August 31, 2006
                                                --------------------------------


                              Pharmion Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                      000-50447                84-1521333
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)


2525 28th Street, Boulder, Colorado                                 80301
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        720-564-9100
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item   1.01     Entry into a Material Definitive Agreement.
----

Item   5.02     Departure of Directors or Principal Officers; Election of
----            Directors; Appointment of Principal Officers.

                     Effective as of August 31, 2006, Andrew R. Allen joined
                Pharmion Corporation (the "Company") as the Company's Chief Medical Officer and Executive Vice President.

                     Dr. Allen received a bonus in the amount of $140,000 upon
                commencement of his employment, which bonus is subject to repayment to the Company on a prorated basis should Dr. Allen's employment with the Company cease for any reason within the first three years. Dr. Allen will receive an annual base salary of $350,000, subject to annual increase at the discretion of the Company's board of directors and the payment of bonuses upon the achievement of certain milestones as determined by the Company's board of directors. In addition, Dr. Allen has been granted an option to purchase 47,000 shares of the Company's common stock at $[___] per share. Dr. Allen has also been granted 5,000 restricted stock units representing a contingent right to receive 5,000 shares of the Company's common stock.

                     Under the terms of Dr. Allen's employment agreement with
                the Company, Dr. Allen's employment may be terminated either by the Company for just cause or without just cause or by Dr. Allen either for good reason so long as Dr. Allen provides written notice to the Company within 90 days of receiving notice from the Company of the occurrence of an event or act constituting good reason or without good reason upon 30 days advance written notice. If the Company terminates Dr. Allen's employment without just cause or if Dr. Allen terminates for good reason, Dr. Allen will be entitled to receive severance pay equal to 12 months' of his base salary.

                     Copies of the Letter Agreement, dated April 19, 2006 and
                the Employment Agreement, dated as of May 5, 2006 in each case by and between the Company and Dr. Allen are filed as Exhibits
                10.1 and 10.2 to this Form 8-K and are incorporated herein by reference in their entirety.

                     Prior to his employment by the Company, Dr. Allen, age 40, served as Vice President of BioPharma Development and Head of the Oncology Therapeutic Unit for Chiron Corporation from October 2004 to 2006. Previously, Dr. Allen served as the global head of development for Abbott Laboratories' oncology franchise from June


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                2002 until October 2004. From 1999 to June 2002, Dr. Allen was an engagement manager for McKinsey & Company, Inc., leading internal and client teams in the development and execution of business strategies for biotechnology and pharmaceutical companies.

                     Dr. Allen holds a qualification in Medicine with
                distinction from Oxford University U.K., a Ph.D. from the Imperial College of Science, Technology and Medicine in London, and a post-graduate internal medicine qualification as a Member of Royal College of Physicians.

                     The press release announcing Dr. Allen's appointment as
                Chief Medical Officer is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.



Item   9.01     Financial Statements and Exhibits.
----

                (d) Exhibits

                Exhibit
                Number      Description
                ------      -----------

                10.1 Letter Agreement, dated April 19, 2006, by and between Andrew R. Allen and Pharmion Corporation.

                10.2 Employment Agreement, dated as of May 5, 2006, by and between Pharmion Corporation and Andrew R Allen.

                99.1 Press Release issued by Pharmion Corporation on May 18, 2006 announcing the appointment of Andrew. R. Allen as Chief Medical Officer.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PHARMION CORPORATION


Date:  September 6, 2006          By: /s/ Steven N. Dupont
                                      ------------------------------------------
                                      Name:   Steven N. Dupont
                                      Title:  Vice President and General Counsel



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